                                                                   EXHIBIT 10.11


L E A S E         dated and delivered                                       1994
---------

BETWEEN the Landlord and the Tenant and (if any) the Guarantor named in the
-------
Particulars hereunder

WITNESSES as follows: -
---------

1.   PARTICULARS
     -----------

     1.1  Landlord:                    UNIVERSITIES SUPERANNUATION SCHEME
                                       ----------------------------------
                                       LIMITED whose registered office is at
                                       -------
                                       Richmond House Rumford Place Liverpool L3
                                       9FD

     1.2  Tenant:                      ADVANCED TELECOMMUNICATIONS MODULES
                                       -----------------------------------
                                       LIMITED (company number England) whose
                                       -------
                                       registered office is at Home Farm
                                       Fowlmere Lane Heydon near Royston Herts
                                       SG8 8PZ

     1.3  Guarantor:                   None

     1.4  Premises:                    the premises shortly known as part ground
                                       floor Mount Pleasant House Huntingdon
                                       Road Cambridge

     1.5  Term:                        10 years from and including 17th January
                                       1994

     1.6  Rent Commencement Date:      8th February 1994

     1.7  Initial Rent:                Twenty two thousand pounds
                                       ((Pounds)22,000) per annum (exclusive of
                                       VAT)

     -----------------------1.8        17th January in the year 1999

     1.9  Permitted Use:               use of the Premises as offices within
                                       Class B1 of the Schedule to the Town and Country Planning (Use Classes) Order 1987
                                       (notwithstanding any amendment or
                                       revocation of such Order whenever made)

     2.1.29    "VAT" means value added tax or any tax of a similar nature that
                ---
               may be substituted for it or levied in addition to it

2.2 In this Lease unless there be something in the subject or context inconsistent therewith:

     2.2.1 Where the expressions "the Tenant" or "the Guarantor" (if any) include two or more persons they shall include the plural number and obligations expressed or implied to be made by or with any of such persons shall be deemed to be made by or with such persons jointly and severally

     2.2.2 Any covenant by the Tenant not to do or omit to do an act or thing shall be deemed to include an obligation not to permit or suffer such act or thing to be done or omitted to be done as the case may be

     2.2.3 Any reference to parting with possession shall be deemed to include sharing possession and any occupation whatsoever by a licensee

     2.2.4 Any reference in this Lease to the Landlord's consent shall include where necessary the consent of both the Landlord and all superior landlords (if any)

     2.2.5 Any reference to a right exercisable by the Landlord shall include where necessary the exercise of such right by all superior landlords (if any) and all persons authorized by the Landlord or any superior landlord

     2.2.6 Any reference to a statute shall include any statutory extension or modification or re-enactment of such statute and any order instrument plan regulation permission or direction made or issued thereunder or deriving validity therefrom

     2.2.7 Words importing the singular meaning shall include the plural meaning and vice versa and words importing the masculine feminine and neuter genders shall include the other or others of such genders

     2.2.8 The clause and paragraph headings and the index are for convenience only and shall not affect the construction of this Lease

     2.2.9 For the avoidance of any doubt expressions used in the Particulars shall have the same meanings when used elsewhere in this Lease

     2.2.10 Any reference to a clause subclause paragraph or schedule shall be a reference to the clause subclause or paragraph of or schedule to this Lease so numbered

3.   DEMISE, RENT, RENT REVIEW AND BREAK
     -----------------------------------

     3.1 In consideration of the rents hereinafter reserved and of the covenants and conditions hereinafter contained the Landlord HEREBY
                                                                      ------
          DEMISES unto the Tenant ALL THAT the Premises TOGETHER WITH so far as
          -------                 --------              -------------
          the Landlord can grant the same the rights (if any) contained or referred to in Part 2 of Schedule 1 EXCEPT AND RESERVING as provided
                                              --------------------
          in Part 3 thereof TO HOLD the same SUBJECT to and (insofar as the
                            -------          -------
          Landlord has the power to grant the same) with the benefit of the provisions contained or referred to in the documents (if any) referred to in Part 4 of that Schedule unto the Tenant for the Term YIELDING
                                                                     --------
          AND PAYING therefor unto the Landlord yearly during the Term and so in
          ----------
          proportion for any less period than a year without any deduction FIRST
                                                                           -----
          the clear yearly rent (exclusive of VAT) ascertained in accordance with Clause 3.2 such rent (if the Landlord so requires) to be paid by banker's standing order direct debit or other accepted means for the transmission of money which the Landlord may from time to time reasonably nominate by equal quarterly payments in advance on the four Rent Days in every year the first payment (for the period beginning on the Rent commencement Date and ending on the day preceding the next succeeding Rent Day and calculated by multiplying the said yearly rent by the fraction of which the numerator is the number of days between those dates (both included) and the denominator is 365) to be made on the date hereof SECONDLY by way of additional rent all such monies as
                          --------
          shall become payable in accordance with Clause 4.3 THIRDLY by way of
                                                             -------
          additional rent all such monies as shall become payable in accordance with Clause 4.1 and Schedule 2 FOURTHLY by way of additional rent on
                                         --------
          demand all such monies as shall become payable in accordance with Clause 6.2.1 and FIFTHLY by way of additional rent all other amounts
                           -------
          (including VAT) payable to the Landlord under this Lease

     3.2 The yearly rent referred to in Clause 3.1 shall be ascertained as follows:

          3.2.1     (a)  In respect of the first year of the Term such yearly
                         rent shall be the Initial Rent

                    (b) In respect of the second year of the Term such yearly rent shall be Thirty three thousand pounds ((Pounds)33,000) per annum

                    (c) In respect of the third year of the Term such yearly rent shall be Fifty thousand pounds ((Pounds)50,000) per annum

                    (d) Thereafter until the Review Date such yearly rent shall be Sixty eight thousand one hundred and fifty pounds ((Pounds)68,150) per annum

          3.2.2 From and including the Review Date such yearly rent shall be a rent equal to the rent previously payable hereunder immediately prior to that

                    Review Date or such revised rent ("Revised Rent") as may be ascertained as hereinafter provided whichever be the greater

          3.2.3 The Revised Rent payable from the Review Date may be agreed at any time between the Landlord and the Tenant or (in the absence of agreement) determined not earlier than the Review Date at the option of the Landlord either by an arbitrator or by an independent valuer (acting as an expert and not as an arbitrator) such arbitrator or valuer to be a partner in a principal firm of Chartered Surveyors who is experienced in the Testing and valuation of premises comparable with the Premises and to be nominated in the absence of agreement by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors on the application of the Landlord or the Tenant made not earlier than six months before the Review Date and so that in the case of such arbitration or valuation the Revised Rent to be awarded or determined by the arbitrator or valuer shall be such as he shall decide should be the Open Market Rent at the Review Date

          3.2.4 For the purposes of this Clause 3.2 "Open Market Rent" means the test yearly rent (exclusive of any VAT chargeable thereon) at which the Premises might reasonably be expected to be let on the Review Date in the open market by a willing landlord to a willing tenant (which shall include the Tenant) with vacant possession and without payment of a fine or premium for a term commencing on the Review Date equal to the then unexpired residue of the Term or ten years (whichever shall be the longer) and in all other respects on the terms and conditions of this Lease (other than the amount of rent but including the provisions for rent review at five yearly intervals) assuming (if not facts):

                    (a) that the Premises are than in existence are ready, fit and available for immediate occupation and use fitted out to the requirements of the willing tenant and ready to trade and that if the Premises or any part thereof shall have been destroyed or damaged the same have or has been fully restored

                    (b) that rent commences to be payable on the Review Date and that at such date the willing tenant has already enjoyed the benefit of any rent free period or other rental concession or incentive which on a new letting with vacant possession might be granted to an incoming tenant in respect of the carrying out by such incoming tenant of fitting cut works to the Premises

                    (c) that the covenants herein contained on the part of the Landlord and the Tenant have been fully performed and observed

                    (d) that no work has been carried out to the Premises whether by the Tenant or any other person which has reduced the lettable floor area of the Premises or has otherwise diminished the rental value of the Premises there being disregarded:

                    (e) the fact that the Tenant its sub-tenants or their respective predecessors in title have been in occupation of the Premises

                    (f) any goodwill attached to the Premises by reason of the carrying on thereat of the business of the Tenant its subtenants or their respective predecessors in title

                    (g) any effect on the rental value of the Premises attributable to the existence at the Review Date of any improvement to the Premises or any part thereof carried out with consent where required otherwise than in pursuance of an obligation to the Landlord or its predecessors in title by and at the sole cost of the Tenant its sub-tenants or their respective predecessors in title during the term or during any period of occupation prior thereto arising out of an agreement to grant the Term being an improvement which is completed not more than 10 years before the Review Date

                    (h) any effect on rental value of any obligation of the Tenant to remove alterations or to restore or reinstate the Premises

          3.2.5 In case the Revised Rent is determined by arbitration the arbitration shall be conducted in accordance with the Arbitration Acts 1950 to 1979 or any statutory modification or re-enactment thereof for the time being in force and it is the intention of the parties that the arbitrator appointed shall make a reasoned award

          3.2.6 In case the Revised Rent is determined by a valuer as aforesaid:

                    (a) the fees and expenses of the valuer including the cost of his appointment shall be borne as the valuer shall direct

                    (b) the valuer shall afford to each of the parties hereto an opportunity to make representations in writing to him and

                    (c) If the valuer shall die delay or become unwilling or incapable of acting or if for any other reason the President for the time being of the Royal Institute of Chartered Surveyors or the person acting on his behalf shall in his absolute discretion think fit he may by writing discharge the valuer and appoint another in his place

          3.2.7 When the amount of any rent to be ascertained as hereinbefore provided shall have been so ascertained memoranda thereof shall thereupon be signed by or on behalf of the Landlord the Tenant and any Guarantor and annexed to this Lease and the counterpart thereof

          3.2.8 If the Revised Rent payable on and from the Review Date has not been agreed by the Review Date rent shall continue to be payable at the rate previously payable and forthwith upon the Revised Rent being ascertained the Tenant shall forthwith pay to the Landlord any additional amount payable for the period commencing on the Review Date and ending on the Rent Day immediately following such ascertainment together with interest thereon at the rate four per cent below the Stipulated Rate from the Review Date until actual payment and for this purpose the Revised Rent shall be deemed to have been ascertained on the date when the sane has been agreed between the parties or as the case may be the date of the award of the arbitrator or of the determination by the valuer

          3.2.9 If at the Review Date by reason or in consequence of any legislation for the time being in force it shall not be possible to review the rent payable hereunder in accordance with the terms of this Lease or there shall be some restriction on the right of the Landlord to demand or to accept payment of the full amount of the rent for the time being payable under this Lease then on each occasion that such legislation is revoked relaxed or modified the Landlord shall be entitled to give to the Tenant written notice calling for a review of the rent payable hereunder as from the date of service of such notice on the Tenant (or such later date as may be specified therein) in the manner herein before provided for and the provisions of this Clause 3.2 shall apply (mutatis mutandis) as if the date of service of such notice on the Tenant (or such later date as may be specified therein) is a Review Date hereunder save that the Revised Rent shall be assessed as at the original Review Date

          3.2.10    For the avoidance of any doubt

                    (a) time shall not be of the essence for the purposes of this Clause 3.2 and

                    (b) under no circumstances shall the rent payable from and including the Review Date be less than the rent payable hereunder immediately prior to such Review Date there being disregarded for this purpose any such legislation or restriction as is referred to in Clause 3.2.9 in force at the Review Date

     3.3 The Tenant (here meaning Advanced Telecommunications Modules Limited only) shall be entitled to determine this Lease by not less than six months notice in writing to the Landlord expiring at the end of the fifth year of the Term (as to which time shall be of the essence) and provided that the Tenant shall duly pay all monies due to the Landlord under this Lease and otherwise observe and perform the covenants on the part of the Tenant herein contained then this Lease shall forthwith cease and determine on the expiry of such notice but without prejudice to any right or remedy of either party in respect of any antecedent breach by the other of the terms of this Lease

4.   TENANT'S COVENANTS
     ------------------

     The Tenant for itself and its successors in title and assigns to the intent that the obligations shall continue throughout the Term HEREBY COVENANTS with
                                                        ----------------
the Landlord as follows:

     4.1  Rent To pay the several rents reserved by this Lease at the times and
          ----
          in manner aforesaid together with any interim rent or rents at any time agreed or ordered without any deductions and not to exercise or seek to exercise any right or claim to withhold rent or any right or claim to legal or equitable set off

     4.2  Outgoings
          ---------

          4.2.1 To bear pay and discharge and indemnify the Landlord against all existing and future rates, taxes, duties, levies, charges, assessments, impositions and outgoings whatsoever whether parliamentary, parochial, local or of any other description and whether or not of a capital or non-recurring nature which are now or may at any time hereafter during the Term be charged, levied, assessed or imposed upon or payable in respect of the Premises or any part thereof or upon any owner or occupier or other person interested in respect thereof except only taxation (other than VAT) assessed upon the Landlord in respect of its revenue derived from its reversionary interest in the Premises or any dealing by it therewith

          4.2.2 If the Landlord shall suffer any loss of rating relief which may be applicable to empty premises after the end of the Term by reason of such relief being allowed to the Tenant in respect of any period before the end of the Term to make good such loss to the Landlord

          4.2.3 To be solely responsible for and promptly to pay all costs and charges for water, gas, electricity, telephone and any other services used or consumed in the Premises including all meter rents and standing charges but so that the Landlord shall not be responsible for any interruption or failure in the supply of any such services

     4.3  Interest on arrears.  If and whenever the Tenant shall fail to pay the
          -------------------
          rents or any other monies due under this Lease within 14 days of the due date (whether formally demanded or not) or the Landlord shall with good reason refuse to accept the same then (without prejudice to any other right or remedy of the Landlord including the right of re-entry hereinafter contained) the Tenant shall pay to the Landlord (whether formally demanded or not) interest at the Stipulated Rate on such rents or other monies as the case may be from the date when the same became due until payment thereof (as well after as before judgment)

     4.4  Service Charge
          --------------

          4.4.1     To pay to the Landlord the Service Charge in accordance with
                    Schedule 2

          4.4.2 Insofar as the same are not recoverable by the Landlord by way of the Service Charge to contribute and to pay to the Landlord a rateable or due proportion according to floor area of the costs and expenses of repairing, maintaining, rebuilding and cleansing all ways roads, pavements, sewers, drains, pipes, wires, gutters, watercourses, party walls, structures fences or other conveniences which shall belong to or be used by the Premises in common with any adjoining or neighboring premises such proportion in case of difference to be determined by the Landlord's Surveyor for the time being whose decision shall be final and binding on the parties hereto

     4.5  Repairs
          -------

          4.5.1 At all times during the Term to keep and maintain the Premises in good and substantial repair and condition and so that the Tenant's liability shall not be limited by the age or state thereof or by whether the same results from normal wear and tear deterioration or otherwise (damage by the Insured Risks excepted save to the extent that payment of my insurance monies be withheld by reason of or arising out of any act omission neglect or default of the Tenant or any sub-tenant or their respective servants, agents, licensees or invitees)

          4.5.2 To keep in good and safe repair all Conduits exclusively serving the Premises and to Indemnify the Landlord against all liability howsoever arising from any failure to repair or the misuse or overloading of any Conduits serving the Premises

          4.5.3 To maintain in good and serviceable repair and condition the Landlord's fixtures and fittings and all plant machinery and equipment in or upon and exclusively serving the Premises and to replace such of them as may become worn out, lost, unfit for use, or destroyed by substituting others of a like or more modern nature and of good quality and if the Landlord shall at any time so require to enter into agreements upon terms first approved in writing by the Landlord with the manufacturers thereof or with approved maintenance contractors for the regular inspection and servicing of the same

          4.5.4 To remedy any breach for covenant and to repair and make good all defects, decays and wants of repair in respect of the Premises of which notice in writing shall be given by the Landlord to the Tenant and for which the Tenant may be liable hereunder within one calendar month after the giving of such notice provided that in the case of default by the Tenant it shall be lawful for (but not obligatory upon) the Landlord (but without prejudice to the right of re-entry hereinafter contained or other rights of the Landlord with regard thereto) to enter upon the Premises and remedy the breach and/or make good such defects, decays and wants of repair and the cost thereof and all expenses (including Surveyors' and other professional fees) together with interest thereon at the Stipulated Rate from the date of expenditure by the Landlord until payment by the Tenant as well after as before judgment shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action

          4.5.5 To keep the Premises clean and in a neat and tidy condition and keep all rubbish and waste in enclosed receptacles on the Premises or where the Landlord directs and to empty the same at least once a week

          4.5.6 To clean as often as may be requisite the inside of the window panes and frames of the Premises

          4.5.7 To maintain any trees shrubs and landscaped areas on the Premises

     4.6  Decoration.  In every fifth year of the Term and also in the last
          ----------
          three months thereof howsoever determined and in such last three months in a tint or colour to be approved by the Landlord's Surveyor to Decorate the inside of the Premises

     4.7  Alterations
          -----------

          4.7.1 Not to cut injure maim remove or alter the Structure or any part thereof nor to merge the Premises with any adjoining premises

          4.7.2 Not to make any alteration or addition (whether structural or non-structural) to the exterior of the Premises or to the external appearance of the Premises

          4.7.3 Not to make or carry out any internal non-structural alteration or addition whatsoever of in or to the Premises except

                    (a) with the prior written consent of the Landlord (which shall not be unreasonably withheld or delayed)

                    (b) subject to such terms and conditions (including provision for reinstatement at the Tenant's cost on the expiration or sooner determination of the Term) as the Landlord may require

                    (c) in accordance with drawings and specifications previously submitted in triplicate to and approved in writing by or on behalf of the Landlord (such approval not to be unreasonably withheld or delayed) and

                    (d) after having obtained and supplied to the Landlord copies of all requisite consents licenses and permissions for the carrying out of such works from any local public or other authority or body and after the Landlord shall have notified the Tenant in writing that the same are satisfactory to it (such notification not to be unreasonably withheld or delayed)

          4.7.4 Not to make or carry out any alteration addition or extension to any of the Conduits within and exclusively serving the Premises except with the prior written consent of the Landlord (which shall not be unreasonably withheld or delayed) and in accordance with the relevant codes of practice of the statutory undertaker concerned and to supply to the Landlord upon request an adequate drawing or drawings showing the actual position of all Conduits within the Premises installed amended or extended by the Tenant

          4.7.5 In the event of the Tenant failing to observe this covenant it shall be lawful for the Landlord and its agents or surveyors with or without workmen and others and all person authorised by the Landlord with any necessary materials and appliances to enter upon the Premises and remove any alterations or additions and execute such works as may be necessary to restore the Premises to their former state and the cost thereof and all expenses (including surveyor's and other professional fees) together with interest thereon at the Stipulated Rate from the date of expenditure by the Landlord until payment by the Tenant as well after as before judgment shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action

     4.8  Entry.  To permit the Landlord and its agents and all person
          -----
          authorised by them with or without workmen and appliances at all reasonable times on at least 24 hours prior notice (except in emergency) to enter the Premises

          4.8.1     to examine the state of repair and condition thereof

          4.8.2 to check and take inventories of the Landlord's fixtures and fittings and the plant machinery and equipment therein

          4.8.3     to repair and maintain the Premises

          4.8.4 to repair and maintain or execute any work upon the Building or any part thereof or any Landlord's fixtures and fittings or the Apparatus therein (including the installation of additional or the extension of existing plant machinery equipment services utilities and systems) or to cleanse empty repair or renew any Conduits or for the provision of any of the Services referred to in Schedule 2 all physical damage occasioned thereby to the Premises being made good as soon as reasonably possible

          4.8.5     to gain access to the Retained Parts or the Apparatus

          4.8.6 for any other purpose (including measurement for rent review) connected with the interest of the Landlord in the Building or any dealing therewith or

          4.8.7     to exercise the rights herein excepted and reserved

     4.9  Use
          ---

          4.9.1 Subject always to Clauses 4.9.2 to 4.9.11 (inclusive) not to use the Premises otherwise than for the Permitted Use and in accordance with the requirements and conditions of any planning permission authorising such use from time to time

          4.9.2 Not to do on the Premises anything which may be illegal or immoral or a nuisance or annoyance or cause danger or injury or damage to the Landlord or any tenant or any neighbouring owner or occupier and to pay all costs charges and expenses reasonably incurred by the Landlord in abating a nuisance and in executing such works as may be required to abate a nuisance in obedience to any notice served upon the Landlord in respect of or incidental to the Premises or the use thereof

          4.9.3 Not to use the Premises for any noxious noisy or offensive trade or business and not to hold any sale by auction or public show nor keep any live animals or birds on the Premises and not to allow on the Premises anything which is or may become dangerous offensive combustible inflammable radioactive or explosive

          4.9.4 Not to trade or display goods outside the Premises nor to cause any obstruction outside the Premises

          4.9.5 Not to use on the Premises any machine (other than machinery normally associated with the Permitted Use and which where appropriate shall be mounted so as to minimize noise and vibration) without the written consent of the Landlord and not to use on the Premises any machinery or sound reproduction or amplifying equipment which shall be noisy or cause vibration or be a nuisance disturbance or annoyance to the Landlord or the owners and/or occupiers of any adjoining or neighbouring premises

          4.9.6 Not to do anything which imposes any excessive load or strain on the Structure or the Apparatus or the working thereof

          4.9.7 Not to suffer or permit any person to reside or sleep on the Premises

          4.9.8 Not to discharge anything into the Conduits serving the Premises which will be corrosive or harmful or which may cause any obstruction or deposit therein

          4.9.9     Not to commit any waste upon or to the Premises

          4.9.10 Not to use the Premises as an office for a government agency or other public authority which would involve the attendance thereat of members of the public for the purpose of seeking employment or enrolling for or collecting any statutory social security health insurance or other benefit payment or applying for or collecting any license passport certificate or similar document

          4.9.11 If the Premises are continually unoccupied for more than one month to provide security and caretaking arrangements to afford the Premises reasonable protection against vandalism theft or unlawful occupation

          4.9.12 Not to use the lifts in the Building for the movement of materials or goods except by prior arrangement with the Landlord

          4.9.13 Not to park vehicles in the service areas of the Building except whilst loading or unloading goods to or from the Premises and in accordance with the directions of the Landlord

          4.9.14 No to obstruct others lawfully using the Common Parts and to use the same in a reasonable manner and in accordance with any reasonable regulations made by the Landlord from time to time in regard thereto

     4.10.  Alienation
            ----------

          4.10.1    Not to assign or charge part only of the Premises

          4.10.2 Save for an underletting in accordance with the succeeding provisions of this Clause not to underlet or part with possession of or share occupation of the whole or any part of the Premises nor to permit any person deriving title under the Tenant by way of permitted underlease so to do in respect of the Premises

          4.10.3 Not under any circumstances to create or permit the creation of any interest derived out of this Lease whether mediate or immediate and howsoever remote or inferior at a fine or premium or other capital sum (and so that no such fine premium or other capital sum shall be taken) nor except at a rent which is not less than the open market rental value of the Premises at the time of such underletting and not to create or permit the creation of any derivative interest except on terms which prohibit the commutation of rent nor (unless such underletting shall include provisions approved by the Landlord for rent reviews at the times and in accordance with the terms of this Lease and the Tenant shall covenant with the Landlord to operate and enforce the same but not to agree the amount of any revised rent payable pursuant to such underletting without the prior written consent of the Landlord such consent not to be unreasonably withheld) for a term which shall extend beyond a date on which the rent payable hereunder is to be reviewed as herein provided

          4.10.4 Not to assign part with possession or charge the whole of the Premises nor permit any person deriving title under the Tenant so to do without the prior written consent of the Landlord (which shall not be unreasonably withheld) and upon any assignment to obtain a direct covenant from the assignee with the Landlord to observe and perform the covenants and provisions of this Lease for the remainder of the Term and to pay the rent reserved by this Lease and to obtain on behalf of any proposed assignee if the Landlord shall reasonably require a guarantor or guarantors acceptable to the Landlord who shall guarantee (if more than one jointly and severally) the due performance and observance by the assignee of the said covenants and provisions and undertake to accept a new lease on the same terms as this Lease and for the then remainder of the Term in the event that this Lease is disclaimed by a liquidator of the assignee or forfeited by the Landlord such guarantee and undertaking to be given (mutatis mutandis) in the form of the provisions contained in Part 1 of Schedule 3 and shall agree with the Landlord in the form (mutatis mutandis) of the provisions contained in Part 2 thereof

          4.10.5 Subject as aforesaid not to underlet the whole of the Premises without the prior written consent of the Landlord (which shall not be unreasonably withheld) provided that in the case of any permitted underletting of the Premises (whether mediate or immediate) the Tenant shall procure that:

                    (a) on or before the grant of the relevant underlease the underlessee shall covenant with the Landlord to observe and perform the Tenant's covenants and conditions in this Lease (except the covenant to pay rent) and those of the underlessee in the relevant underlease

                    (b) on or before the grant of the relevant underlease if the Landlord shall so require a guarantor or guarantors acceptable to the Landlord shall covenant (if more than one jointly and severally) with the Landlord to guarantee the observance and performance by the underlessee of its covenants to be contained in such underlease such guarantee to be given (mutatis mutandis) in the form of the provisions contained in paragraph 1 of Part 1 of Schedule 3 and shall agree with the Landlord in the form (mutatis mutandis) of the provisions contained in Part 2 thereof

                    (c)  any permitted immediate or mediate underlease contains:

                         (i)    covenants by the underlessee with the
                                underlessor prohibiting the underlessee from doing or allowing any act or thing on or in relation to the premises devised by such underlease inconsistent with or in breach of the Tenant's obligations in this Lease

                         (ii) a condition for re-entry by the underlessor on breach of any covenant by the underlessee

                         (iii) an absolute prohibition on any further underletting or parting with possession or sharing of occupation of the premises devised by the underlease (save by way of assignment of the whole thereof)

                         (iv) a prohibition on any assignment of the whole of the premises demised by the underlease without the consent of the Landlord

          4.10.6 To enforce performance by every such underlessee of the covenants and conditions in his underlease and not to release or waive any such covenants or conditions

          4.10.7 Upon every application for consent required by this clause to disclose to the Landlord such information as to the terms proposed as the Landlord may require

          4.10.8 Not to enter into any variation of the terms of any underlease nor to accept a surrender of the same in respect of part only (as opposed to the whole) of the premises underlet

          4.10.9 Notwithstanding the foregoing provisions of this Clause 4.10 the Tenant (here meaning Advanced Telecommunications Modules Limited only) shall be entitled to share occupation of the Premises with Associated Organisations provided that:

                    (a) no relationship of landlord and tenant is thereby created;

                    (b) the occupier is not permitted to have exclusive use or occupation of any part of the Premises;

                    (c) the Landlord is notified of the identity of each occupier permitted to share occupation of the Premises and the relationship of that occupier to the Tenant within seven days of the occupier being permitted to share occupation;

                    (d) each occupier shall vacate the Premises forthwith upon either the Tenant assigning or underletting the premises or the relationship between the Tenant and the occupier changing so that the occupier ceases to be an Associated Organisation and for the purposes of this Clause 4.10.9 Associated
                         Organisation means:

                    (a) any company which is a member of the same group of companies as the Tenant (as defined in Section 42 of the Landlord and Tenant Act 1954);

                    (b) any company of which any director of the Tenant is a director;

                    (c) any partnership in which any director of the Tenant is a partner

     4.11 Registration of documents
          -------------------------

          4.11.1 Within one month after any assignment or any transmission or other devolution relating to the Premises or any part thereof to give notice thereof to the Landlord's solicitor and to furnish him with a certified copy of any document relating thereto and to pay to the Landlord's solicitor a reasonable fee (not being less than (Pounds)30| plus VAT thereon

          4.11.2 To supply to the Landlord on request the names and addresses of any tenant deriving title from the Tenant (whether mediately or immediately) together with details of the rent payable by any such tenant and the other terms of such tenancy

          4.11.3 To supply to the Landlord any details required by the Landlord pursuant to Section 40 of the Landlord and Tenant Act 1954 and to supply the Landlord with full details of any notices given pursuant to Section 25 of the Landlord and Tenant Act 1954 by the Tenant to any sub-tenant and full details of any notices received by the Tenant from any sub-tenant pursuant to Section 26 of the Landlord and Tenant Act 1954

     4.12 Compliance with statutes.  To comply in all respects with and in a
          ------------------------
          proper and workmanlike manner to execute all works required under the provisions of all statutes for the time being in force and the directions of any competent authority relating to the Premises or any part thereof or the use thereof or anything contained therein or the employment therein of any person or persons and not to do or omit or suffer to be done or omitted on or about the Premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon it or become liable to pay any levy penalty damages compensation costs charges or expenses and to indemnify and keep indemnified the Landlord against all claims demands costs expenses and liability in respect of the foregoing

     4.13 Planning/environmental matters
          ------------------------------

          4.13.1 Not to apply for planning permission in respect of the Premises without the Landlord's prior written consent and if the Landlord attaches conditions to any such consent not to apply for any planning permission except in accordance with those conditions

          4.13.2 At all times during the Term to comply with the provisions and requirements of the Planning Acts and of any planning permissions (and the conditions thereof) relating to or affecting the Premises or the use thereof or any operations works acts or things carried out executed done or omitted thereon and to keep the Landlord indemnified in respect thereof

          4.13.3 Subject to Clause 4.13.1 as often as occasion requires during the Term at the Tenant's expense to obtain and if appropriate renew all planning permissions and serve all notices required under the Planning Acts for the carrying out by the Tenant of any operations or the institution or continuance by the Tenant of any use of the Premises or any part thereof

          4.13.4 To pay and satisfy any charge imposed under the Planning Acts in respect of the carrying out or maintenance by the Tenant of any such operation or the institution or continuance by the Tenant of any such use as aforesaid

          4.13.5 Notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alternation or addition to the Premises or any change of use of the Premises (being an alteration or addition or change of use prohibited by or for which the Landlord's consent is required under this Lease and for which a planning permission is needed) before a planning permission for such alteration addition or change of use has been produced to and acknowledged by the Landlord as satisfactory provided that the Landlord may refuse to express such satisfaction if the period of such permission or anything contained in or omitted from it will in the opinion of the Landlord's Surveyor be likely to prejudice the Landlord's interest in the Premises either during the Term or on or after the expiration or earlier determination of the Term

          4.13.6 Unless the Landlord otherwise directs in writing to carry out and complete before the expiration or earlier determination of the Term any work required to be carried out to the Premises as a condition of any planning permission granted during the Term whether or not the date by which the planning permission requires such works to be carried out is during the Term and any development begun on the Premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts

          4.13.7 When called upon so to do to produce the Landlord and the Landlord's Surveyor all plans documents and other evidence reasonably required by the Landlord to satisfy itself that the Tenant's obligations in this Clause have been complied with

          4.13.8 Not without the prior written consent of the Landlord to enter into a planning obligation for the purposes of Section 106 of the Town and Country Planning Act 1990

          4.13.9 Where any planning permission is granted subject to conditions involving the carrying out of works upon or change of use of the Premises the Landlord may as a condition of its consent to the carrying out of such works or change of use require the Tenant to provide security for the due compliance with those conditions and no works shall be commenced and no change of use shall be implemented until such security has been provided to the Landlord's satisfaction

          4.13.10 As soon as practicable to notify the Landlord or any order direction proposal or notice under the Planning Acts served on or received by the Tenant or coming to the Tenant's notice which relates to or affects the Premises and to produce to the Landlord if required any such order direction proposal or notice in the Tenant's possession and not to take any action in respect or such order direction proposal or notice without the Landlord's approval

          4.13.13 In relation to any act the commission or omission of which requires any consent license or other authority under the Environmental Protection Act not to do or omit to do (as the case may be) such act without obtaining such authority and not to apply for such authority without he Landlord's prior written consent

     4.14 Easements.  Not to obstruct any window light or way belonging to the
          ---------
          Premises or to any adjoining or neighbouring premises nor acknowledge that any easement or other right for the benefit of the Premises is enjoyed by consent of any other person nor knowingly permit any new easement right or encroachment to be made into against or on the Premises and to give immediate notice to the Landlord upon becoming aware of any easement right or encroachment against or affecting the Premises being made or attempted and at the Landlord's request and the Tenant's cost to adopt such means as may be reasonably required to prevent the same

     4.15 Notifications.  Forthwith on receipt of any permission notice order or
          -------------
          proposal relating to the Premises or the use or condition thereof given or issued by any governmental local or other public or competent authority to give full particulars thereof to the Landlord and if so required by the Landlord to produce the same to the Landlord and to take all necessary steps to comply therewith and also when requested by the Landlord to make or join with the Landlord in making such objections and representations against or in respect of the same as the Landlord shall deem expedient

     4.16 Defects.  Forthwith upon becoming aware of the same to give notice in
          -------
          writing to the Landlord of any defect in the state or condition of the Premises which would or might give rise to an obligation upon the Landlord to do or refrain from doing any act or thing in order to comply with any duty of care imposed upon the Landlord and to indemnify the Landlord against or in respect of any losses claims actions costs demands or liability arising out of any failure of the Tenant to comply with its obligations under this Lease and at all times to give such notice and display such signs as the Landlord having regard to such duty of care requires to have displayed at the Premises

     4.17 Firefighting.  To keep the Premises supplied and equipped with all
          ------------
          fire fighting and extinguishing appliances from time to time required by law or required by the insurers of the Premises or reasonably required by the Landlord such appliances being kept open to inspection and properly maintained and not to obstruct or permit or suffer to be obstructed the access to or means of working such appliances or the means of escape from the Premises in case of fire

     4.18 Advertisements/aerials.  Not without the prior written consent of the
          ----------------------
          Landlord to affix or exhibit any advertisement placard notice or sign either outside the Premises or inside the Premises so as to be seen from the outside and if the Landlord so requires to remove at the end or earlier determination of the Term any item so exhibited or installed making good all damage caused thereby

     4.19 Notice boards.  To permit the Landlord or its agents during the last
          -------------
          six months of the Term to affix upon any suitable part of the Premises a notice board or bill relating to any letting or reletting of the Building or any part thereof or at any time during the Term to affix a notice board or bill relating to any sale or other dealing with any interest in reversion to this Lease and the Tenant will not remove or obscure the same and will at all reasonable times and on reasonable prior notice permit those authorised by the Landlord in connection with any such reletting sale or other dealing to enter and view the Premises without interruption

     4.20 Expenses.  To pay to the Landlord on demand and on an indemnity basis
          --------
          all costs charges expenses damages and losses (including but without prejudice to the generality of the foregoing legal costs bailiff's fees and surveyor's fees) incurred by the Landlord in relation to or incidental to or in contemplation of:

          4.20.1 the preparation and service of a notice under Section 146 of the Law of Property Act 1925 and/or any proceedings relating to the Premises whether under Sections 146 and/or 147 of the Law of Property Act 1925 or otherwise (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served under the said Section 146 is complied with by the Tenant or the Tenant has been relieved under the provisions of the said Law of Property Act 1925 and notwithstanding forfeiture is avoided otherwise than by relief granted by the Court) and to keep the Landlord fully indemnified against all costs charges expenses claims and demand whatsoever in respect of the sale proceeds and the preparation and service of the said notices

          4.20.2 (without prejudice to the generality of the foregoing) the preparation and service of any notice or schedule relating to the repair of the Premises whether served on the Tenant during or after the expiration or earlier determination of the Term and

          4.20.3 procuring the remedying of any breach of covenant on the part of the Tenant or any sub-tenant or their respective predecessors in title contained in this Lease

          4.20.4 every application made by the Tenant for a consent or license required by the provisions of this Lease whether such consent or license is granted or refused or proffered subject to any qualification or condition or whether the application is withdrawn

     4.21 New guarantor.  To notify the Landlord within twenty eight days of
          -------------
          any of the following events:

          4.21.1 If any Guarantor being an Individual (or if individuals any one of them) shall become bankrupt or shall make any assignment for the benefit of or enter into any arrangement with his creditors either by composition or otherwise or have any distress or other execution levied on his goods or have a receiver appointed under the Mental Health Act 1983

          4.21.2 If any Guarantor being an individual (or if individuals any one of them shall die

          4.21.3 If any Guarantor being a body corporate (or if bodies corporate any one of them) has a winding up order made in respect of it other than a members' voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction approved by the Landlord (such approval not to be unreasonably withheld) or has a received administrator or an administrative receiver appointed of it or any of its assets or has any distress or other execution levied on its goods or is dissolved or struck off the Register of Companies or (being a body corporate incorporated outside the United Kingdom) is dissolved or ceases to exist under the laws of its country or state of incorporation and if the Landlord so requires then at the Tenant's expense within twenty eight days of such requirement to procure that some other person or persons or body or bodies corporate reasonably acceptable to the Landlord shall execute a guarantee in the terms of Part 1 of
          Schedule 2 and agree and declare with the Landlord in the terms of
          Part 2 of Schedule 2 with in each case such amendments as the Landlord shall reasonably require in the circumstances

     4.22 Indemnity.  To keep the Landlord indemnified from and against all loss
          ---------
          damage actions proceedings claims demands costs and expenses of whatsoever nature and whether in respect of any injury to or the death of any person or damage to any property movable or immovable or otherwise howsoever arising directly or indirectly from the repair or the state of repair or condition of the Premises or from any breach of covenant on the part of the Tenant herein contained or from the use of the Premises or out of any works carried out at any time during the Term to the Premises or out of anything now or during the Term attached to or projecting from the Premises or as a result of any act neglect or default by the Tenant or by any sub-tenant or by their respective servants agents licensees or invites

     4.23 Yield up.  At the expiration or sooner determination of the Term
          --------
          quietly to yield up the Premises to the Landlord with vacant possession in such state and condition as shall in all respects be consistent with a full and due performance by the Tenant of the covenants on its part herein contained (trade or tentant's fixtures and fittings only excepted subject to the Tenant making good all damage to the Premises occasioned by their removal) and upon such yielding up the Tenant shall remove all signs and nameplates indicating the connection or former connection of the Tenant with the Premises and if reasonably required by the Landlord shall replace all carpeting within the Premises with new carpets of a quality design and colour similar to the quality design and colour of the carpeting supplied by the Landlord at the commencement of the Term and first approved in writing by the Landlord

     4.24 VAT
          ---

          4.24.1 To pay to the Landlord by way of additional rent such VAT as may be or become payable in respect of the rents reserved by and other monies payable under and the consideration for all taxable supplies received or deemed to be received by the Tenant under or in connection with this Lease

          4.24.2 In every case where the Tenant has agreed to reimburse or indemnify the Landlord in respect of any payment made by the Landlord under the terms of or in connection with this Lease to reimburse in addition any VAT paid by the Landlord on such payment

     4.25 Regulations.  To comply with all reasonable regulations and
          -----------
          directions as the Landlord may from time to time make or give for the orderly, convenient and proper management of the Building or any part or parts thereof provided that such regulations shall not conflict with the terms hereof nor diminish the rights of the Tenant hereunder

5.   LANDLORD'S COVENANTS
     --------------------

     The Landlord HEREBY COVENANTS with the Tenant as follows:
                  ----------------

     5.1  Quiet enjoyment.  The Tenant paying the rents and other monies hereby
          ---------------
          reserved and performing and observing the covenants, conditions and agreements on the part of the Tenant hereinbefore contained may peaceably hold and enjoy the Premises during the Term without any interruption by the Landlord or any person lawfully claiming through under or in trust for the Landlord

     5.2  Services.  Subject to the payment by the Tenant of the Service Charge
          --------
          and provided that the Landlord is not prevented by any Insured Risk, accident, strike, combination or lockout of workmen or any other cause beyond its control the Landlord will use its best endeavors to provide or secure the provision of the Services referred to in Schedule 2 during the Permitted Hours in an efficient manner and in accordance with the principles of good estate management provided that the Landlord shall not be responsible for any temporary delay, stoppage or omission in connection therewith due to any cause or circumstances beyond the Landlord's control

     5.3  VAT.  To provide to the Tenant a proper receipted VAT invoice within
          ---
          twenty-eight days of receipt by the Landlord of the rent and other payments from time to time payable hereunder

6.   INSURANCE
     ---------

     6.1  Landlord's obligations.  The Landlord HEREBY COVENANTS with the
           ----------------------                ----------------
          Tenant as follows:

          6.1.1 Save to the extent that any insurance shall be vitiated by any act, neglect, default or omission of the Tenant or any sub-tenant or their respective servants, agents, licensees or invitees, the Landlord will insure or cause to be insured the Building against loss or damage by the Insured Risks in a sum equal to the likely cost of completely rebuilding, reinstating and replacing the same (taking into account estimated increases in building costs) together with the cost of demolition, shoring, boarding and removal of debris and a proper provision for professional fees in respect of rebuilding and reinstating together in each case with VAT and against Loss of Rent

          6.1.2 If so required by the Tenant (and upon payment of a reasonable fee for dealing with each request other than the first) to produce to the Tenant from time to time reasonable evidence of the terms of the Landlord's policy of insurance and the fact that the policy is subsisting and in effect

          6.1.3 In case of damage or destruction to the Building by any of the Insured Risks to expend when lawful so to do all monies received by the Landlord (other than in respect of rent and fees) under the Landlord's insurance in or towards reinstating such damage or destruction so far as practicable (to the extent that the same is not the responsibility of other tenants in the Building) but if reinstatement as aforesaid shall not be permitted or possible or shall be frustrated the insurance monies shall belong to the Landlord absolutely PROVIDED ALWAYS that in such circumstances the
                               ---------------
                    Landlord may at its option replace the building or buildings originally comprised within the Building by a building or buildings generally similar in concept thereto and (having regard to the then principles of good estate planning) of a similar order and size and being in or about the same position or positions as its or their predecessor or predecessors

     6.2  Tenant's obligations.  The Tenant for itself and its successors in
          --------------------
          title and assigns to the intent that the obligations shall continue throughout the Term HEREBY COVENANTS with the Landlord as follows:
                              ----------------

          6.2.1     To pay to the Landlord on demand:

                    (a) a fair and proper proportion attributable to the Premises (as determined by the Landlord's Surveyor) of all premiums from time to time paid by the Landlord for insuring the Building

                         (including the Premises) against loss or damage by the Insured Risks in accordance with Clause 6.1 and

                    (b) all premiums from time to time paid by the Landlord for insuring Loss of Rent and

                    (c) a fair and proper proportion attributable to the Premises (as determined by the Landlord's Surveyor) of any excess deducted by insurers in respect of any claim relating to the Building and

                    (d) a fair and proper proportion attributable to the Premises (as reasonably determined by the Landlord's Surveyor) of the cost of any professional valuation of the Building which may at any time or times be required by the Landlord in connection with the insurance of the Building provided that such contribution shall be required in respect of only one such valuation carried out in any three year period

          6.2.2 Save as required by Clause 6.2.7 not to effect any separate insurance of the Premises against loss or damage by any of the Insured Risks but if the Tenant shall become entitled to the benefit of any insurance on the Premises then the Tenant shall apply all monies received by virtue of such insurance in making good the loss or damage in respect of which the same shall have been received

          6.2.3 Not to carry on upon the Premises any trade business or occupation in any manner or do any other thing which in the reasonable opinion of the Landlord may make void or voidable any policy for the insurance of the Premises or any adjoining or neighbouring property against any risk for the time being required by the Landlord to be covered or render any increased or extra premium payable for such insurance (without in the latter event first having paid every such increased or extra premium) and to pay to the Landlord on demand any increased premiums payable in respect of the Premises or any adjoining or neighbouring premises arising by reason of the Premises being unoccupied

          6.2.4 To carry out in accordance with the directions of the Landlord all such works as may reasonably be required by it for the better protection of the Premises and to comply with the requirements of the Landlord's insurers in respect of the Premises

          6.2.5 In the event of the Premises or any part thereof being destroyed or damaged by any peril whatsoever to give notice thereof to the Landlord as soon as such destruction or damage shall come to the notice of the Tenant stating whether and to what extent such destruction or damage was brought about directly or indirectly by any of the Insured Risks

          6.2.6 In the event of the Building or any part thereof or any adjoining or neighbouring premises of the Landlord or any part thereof being destroyed or damaged by any of the Insured Risks and the insurance money under any insurance against the same effected thereon by the Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant or any sub-tenant or their respective servants, agents, licensees or invites then and in every such case the Tenant will forthwith pay to the Landlord the whole or (as the case may be) the irrecoverable portion of the cost (including professional and other fees and VAT) of completely rebuilding the reinstating the same

          6.2.7 To make up out of its own money any deduction in any insurance monies paid by the Landlord's insurers made as a result of the faulty repair or maintenance of the Premises

     6.3  Abatement of rent.  If the Premises or any part thereof shall be
          -----------------
          destroyed or damaged by any Insured Risk so as to render the Premises unfit for occupation or use then save to the extent that the insurance of the Building shall have been vitiated by any act, neglect, default or omission of the Tenant or any sub-tenant or their respective servants, agents, licensees or invitees the rent first hereinbefore reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained (the amount of such proportion if it cannot be agreed to be determined by a single arbitrator to be appointed on the application of either party by the President for the time being (or other next senior officer available) of the Royal Institution of Chartered Surveyors whose decision shall be final and binding) shall be suspended until the Premises shall have been made fit for occupation and use or (if earlier) until the insurance effected or caused to be effected by the Landlord in respect of the Loss of Rent shall be exhausted

     6.4  Commissions.  All monies payable by the Tenant under Clause 6.2 shall
          -----------
          be paid without deduction of any agency or other commission paid or allowed to the Landlord in respect thereof or otherwise which the Landlord shall be entitled to retain for the Landlord's own benefit free of any obligation to bring the same into account under this Lease

7.   PROVISOS
     --------

     Provided always and it is hereby agreed and declared as follows:

     7.1  Forfeiture.  If and whenever:
          ----------

          7.1.1 the rents hereby reserved or any part thereof shall be in arrear or unpaid for the space of fourteen days after the same shall have become due (whether formally demanded or not); or

          7.1.2 there shall be any other breach, non-performance or non-observance of any of the covenants and conditions herein contained and on the part of the Tenant or the Guarantor to be observed or performed; or

          7.1.3 the Tenant or the Guarantor enters into an arrangement or composition for the benefit of its creditors; or

          7.1.4 the Tenant or the Guarantor has any distress or other execution levied on its goods; or

          7.1.5 the Tenant or the Guarantor (being in either case an individual) commits an act of bankruptcy or has an administration order made in respect of it or appears unable to pay its debts within the meaning of Section 268 of the Insolvency Act of 1986; or

          7.1.6 the Tenant or the Guarantor (being in either case a body corporate) has a winding up order made in respect of it other than members voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction approved by the Landlord (such approval not to be unreasonably withheld) or has a receiver, administrator or an administrative receiver appointed of it or any of its assets or is dissolved or struck off the Register of Companies or (being a body corporate incorporated outside the United Kingdom) is dissolved or ceases to exist under the laws of its country or state or incorporation or appears unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 then and in any such case it shall be lawful for the Landlord or any person authorised by the Landlord at any time thereafter to re-enter upon the Premises or any part thereof in the name of the whole and thereupon the Term shall absolutely determine without prejudice to any right of action of the Landlord in respect of any breach of the Tenant's or the Guarantor's covenants contained in this Lease

     7.2  Exclusion of use warranty.  Nothing in this Lease or in any consent
          -------------------------
          granted by the Landlord under this Lease shall imply or warrant that the Premises may be used for any purpose whatsoever under the Planning Acts now or from time to time in force (including the Permitted Use) or that the Premises are or will remain otherwise fit for any such use

     7.3  VAT
          ---

          7.3.1 Except where otherwise expressly stated in this Lease all rent money or other consideration in respect of supplies for VAT purposes received or deemed to be received by the Tenant under or in connection with this Lease is exclusive of VAT

          7.3.2 In any case where the Tenant is obliged to reimburse the Landlord for any expenditure incurred by the Landlord such reimbursement shall include all VAT payable by the Landlord in respect of such expenditure

     7.4  Service of notices.  Any notice required to be served under this Lease
          ------------------
          shall be in writing and shall be properly served if it complies with the provisions of Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 or Section 23 of the Landlord and Tenant Act 1927 and in addition any notice shall be sufficiently served if sent by facsimile transmission to the party to be served and service shall be deemed to be made on the date of transmission if transmitted before 4:00 p.m. on the date of transmission but otherwise on the next day

     7.5  Development of neighbouring premises.  The Landlord shall be entitled
          ------------------------------------
          to carry out or permit the development of any adjoining or neighbouring premises (whether included in the Building or not) and to build on or into any boundary wall of the Premises or to re-route any services in the Premises without payment of compensation to the Tenant for any damage or otherwise

     7.6  Compensation.  Any statutory right of the Tenant or any sub-tenant to
          ------------
          claim compensation from the Landlord on vacating the Premises shall be excluded as far as the law allows

     7.7  Section 62 LPA.  The operation of Section 62 of the Law of Property
          --------------
          Act 1925 shall be excluded from this Lease and the only rights granted to the Tenant are those expressly set out in this Lease and the Tenant shall not by virtue of this Lease be deemed to have acquired or be entitled to and the Tenant shall not during the Term acquire or become entitled by any means whatsoever to any easement from or over or affecting any other land or premises now or at any time hereafter belonging to the Landlord and not comprised in this Lease

     7.8  Disputes with adjoining occupiers.  Any dispute arising as between the
          ---------------------------------
          Tenant and the lessees, tenants or occupiers of adjoining or neighbouring premises belonging to the Landlord relating to any easement right or privilege in connection with the demised premises or relating to the party or other walls of the demised premises or as to the amount of any contribution towards the expenses of works to services or matters used in common shall be referred to the Landlord whose decision shall be binding upon all parties to the dispute

     7.9  Tenant's effects.  The Tenant hereby irrevocably appoints the
          ----------------
          Landlord to be its agent to store or dispose of any effects left by the Tenant on the Premises for more than seven days after the termination of this Lease (whether by effluxiom of time or otherwise) on any terms that the Landlord thinks fit and without the Landlord being liable to the Tenant save to account for the net proceeds of sale less the cost of storage (if any) and any other expenses reasonably incurred by the Landlord and hereby agrees to indemnify the Landlord against any liability incurred by the

          Landlord to any third party whose property shall have been sold by the Landlord in the mistaken belief held in good faith (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant

     7.10 Landlord's liability.  In any case where the facts are or should
          --------------------
          reasonably be known to the Tenant the Landlord shall not be liable to the Tenant in respect of any failure of the Landlord to perform any of the Landlord's obligations to the Tenant under this Lease whether express or implied unless and until the Tenant has notified the Landlord of the facts giving rise to the failure and the Landlord has failed within a reasonable time to remedy the same

     7.11 Representations.  The Tenant acknowledges that this Lease has not been
          ---------------
          entered into in reliance wholly or partly upon any statement or representation made by or on behalf of the Landlord except any such statement or representation which is expressly set out in this Lease

     7.12 No waiver.  No demand for or receipt or acceptance of any part of the
          ---------
          rents hereby reserved or any payment on account thereof shall operate as a waiver by the Landlord of any right which the Landlord may have to forfeit this Lease by reason of any breach of covenant by the Tenant and the Tenant shall not in any proceedings for forfeiture be entitled to rely on any such demand receipt or acceptance as aforesaid as a defence

     7.13 Damage from services
          --------------------

          7.13.1 The Landlord shall not be liable to the Tenant or any other person claiming through the Tenant for any accident, loss or damage which may be caused by reason of any breakdown, stoppage, leakage or defect of or in any Apparatus or any of the Conduits

          7.13.2 Any services rendered to or for the Tenant on the Tenant's request by any servant or agent of the Landlord shall be deemed to have been rendered by that person as servant of the Tenant

     7.14 Party walls.  Save as otherwise directed in writing by the Landlord
          -----------
          the non-structural walls separating the Premises from any adjoining premises within the Building shall be party walls and structures and maintainable accordingly

     7.15 Jurisdiction.  This Lease is and shall be governed by and construed
          ------------
          in all respects in accordance with the laws of England

                                  SCHEDULE 1
                                  ----------

                                    Part 1
                                    ------

                                  (Premises)

ALL THOSE offices shortly described in the Particulars which are for the purpose
---------
of identification shown edged red on the Floor Plan and which include for the purpose of obligation as well as of grant:

                                   [DIAGRAM]

(1) (a) the plaster or other rendering and decorative covering of the walls thereof and (in the case of non structural walls only) the inner half thereof severed medially

     (b)  the floor screed (but not the slab beneath the same)

     (c)  the ceiling thereof (but not the beams or slabs above the same)

(2) all doors and windows fitted in the walls bounding such offices and their respective frames and fixings

(3) all light fittings and electrical circuits, sockets and switches and all Conduits within or exclusively serving the Premises

(4) all carpets and floor coverings within and all other Landlord's fixtures and fittings in, on or forming part of such offices and exclusively serving the same but there are excluded the Structure and all tenant's fixtures and fittings

                                    Part 2

                        (Easements and rights granted)

The following rights are granted to the Tenant in connection with the use of the Premises in accordance with and subject to the provisions of this Lease such rights being exercisable in common with the Landlord and those authorised by the Landlord including other tenants of the Building

1. Subject as hereinafter provided a free and uninterrupted right of way for the purpose only of ingress and egress to and from the Building at all times with or without vehicles over the service roads and footpaths serving the Building and the Common Parts

     PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED:
     ----------------------------------------------------

     1.1 If at any time during the Term the Landlord in its absolute discretion shall desire to alter, stop up or re-route the said roads or footpaths or any part or parts thereof the Landlord shall have full right and liberty so to do but at its own expense and subject to the Landlord leaving available for use at all times by the Tenant a reasonable uninterrupted and adequate means of access to the Building from Huntingdon Road or Mount Pleasant the position of such access being notified in writing to the Tenant by the Landlord subject always to at least one month's prior notice given by the Landlord of any such desire (except in case of emergency)

     1.2 the Landlord may from time to time issue directions for the regulation and control or traffic on the roads serving the Building

2. The free and uninterrupted passage and running of water, air, soil, electricity, telephone and other services (if any) to and from the Premises over, through and along the Conduits now serving the Premises in common with other parts of the Building PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED that if at any time
     ----------------------------------------------------
     during the Term the Landlord shall desire to alter, stop up or divert such Conduits or any part or parts thereof the Landlord shall have full right and liberty so to do but at its own expense and subject to the Landlord leaving available for use at all times by the Tenant reasonable and adequate alternative provision for the services hereinbefore mentioned

3. The use during the Permitted Hours of the entrances and exits to and from the Building and the staircases, landings and corridors leading to the Premises as a means of access thereto and egress therefrom

4. The use during the Permitted Hours so long as the same shall be working of the lifts in the Building

5. The use of the male and female lavatories on the ground floor of the Building

6. The use of 24 spaces in the car park used in connection with the Building in such places as the Landlord's Surveyors may from time to time nominate in writing

                                    Part 3

                         (Exceptions and reservations)

EXCEPTING AND RESERVING in favour of the Landlord and its tenants, agents and
-----------------------
licensees and those authorised by the Landlord find all other persons who now have or may hereafter be granted similar rights:

(1) the full, free and uninterrupted passage and running of water, air, soil, gas, telephone, electricity, telecommunication and all other services and supplies of whatsoever nature from and to any other parts of the Building through such of the Conduits which are now or may hereafter during the Perpetuity Period be in, on, under or over the Premises and the right of entry onto the Premises for the purpose of inspecting, repairing, renewing, relaying, cleansing, maintaining and connecting up to any such existing or future Conduits

(2) the full and free right and liberty to execute works and repairs and to make erections upon or to erect, build, rebuild or alter or otherwise deal with any adjoining or neighbouring land and buildings whether or not forming part of the Building according to such plans and to such height extent and otherwise and in such manner as the Landlord shall think fit without obtaining consent or making any compensation to the Tenant and notwithstanding that such buildings as so built, rebuilt or altered may obstruct any lights, windows or other openings in or on the Premises or any buildings now or hereafter to be erected thereon and upon not less than 24 hours prior notice (except in emergency) to enter upon the Premises at all reasonable times where this is necessary for the purpose of carrying out such works the person or persons exercising such right making good all damage thereby occasioned to the Premises

(3) the right to erect temporary scaffolding where this is necessary for the purpose of repairing, cleaning, rebuilding, renewing or altering the Building or any part thereof notwithstanding that such scaffolding may restrict the access to or enjoyment and use of the Premises

(4) the right for the Landlord and those authorised by the Landlord to enter the Premises for the purposes and in the manner mentioned in this Lease

(5) all rights of light, air, support, shelter and protection for the parts of the Building not included in the Premises and all such rights (if any) as shall now or hereafter belong to and be enjoyed by any land or premises adjacent to the Building

(6) the right to affix and retain on the exterior of the Premises and to run wires and cables thereto such lamps and other apparatus for illuminating the service roads and footways or otherwise together with such ducts and pipes for common services and directional or other signs as the Landlord shall reasonably require and the right of access thereto for the purpose of maintaining, repairing, renewing or otherwise dealing with the same the person or persons exercising such right making good all damage thereby occasioned to the Premises

(7) the right for the Landlord from time to time to make, add to or amend regulations for the preservation or control of the amenities of the Building or any part thereof or for the general convenience of occupiers of the accommodation from time to time forming part thereof provided such regulations shall not conflict with the express terms hereof or diminish the Tenant's rights hereunder

                                    Part 4

                  (Matters to which the premises are subject)

All rights, easements and quasi easements to which the Premises are subject at the date hereof

                                  SCHEDULE 2

                                    Part 1
                              ("Service Charge")

1.   In this schedule:

     "Services" means the services referred to in part 2 of this Schedule or such of them as shall from time to time be provided or undertaken by the Landlord

     "Service Charge Period" means a period of 12 months ending on 31st March in any year or such other period as the Landlord may at its discretion from time to time determine and notify in writing to the Tenant "Service Costs" means the total costs in any Service Charge Period beginning or ending during the Term of providing the Services and defraying the costs and expenses relating and incidental thereto in accordance with this Schedule

     "Service Charge" means the due proportion of the Service Costs which is attributable from time to time to the Premises in accordance with this Schedule

2. In calculating the due proportion of the Service Costs attributable to the Premises the Landlord shall have regard to the relationship between the total floor area of the Premises and the total floor area of the Building let or capable of being let by the Landlord but the Landlord shall be entitled to adopt such alternative fair and reasonable method of computation as it may decide and if having regard to the nature of expenditure incurred or to the nature of the premises in or forming part of the Building benefitted thereby or otherwise it shall be inappropriate to apportion the Service Costs or any item therein on such basis as aforesaid the Landlord shall be at liberty in its discretion to adopt such other method of calculation of the due proportion of the Service Costs to be attributed to the Premises as shall be fair and reasonable in the circumstances (including if appropriate attributing the whole of any such expenditure or item of expenditure to the Premises)

3.   The Service Charge shall be paid in manner following:

     3.1 The Landlord shall be entitled to estimate the amount of the Service Charge for any Service Charge period and it the Landlord so requires the Tenant shall pay in advance on account of the Service Charge for that Service Charge Period the amount provisionally so estimated by the Landlord by equal advance payments on each of the Rent Days during the Service Charge period the first such payment to be made on the date of this Lease being an apportioned sum in respect of the period from the commencement date of the Term until the day preceding the Rent Day next following the date of this Lease

     3.2 The Service Charge shall be deemed to accrue on a day to day basis in order to ascertain the yearly rate thereof and for the purpose of apportionment in respect of any periods of other than one year

     3.3 The Landlord shall as soon as practicable after the end of each Service Charge Period prepare or cause to be prepared and submitted to the Tenant a statement showing the Service Costs and the Service Charge for the Service Charge Period then ended and upon such statement being certified by the Landlord's Surveyors the same shall be final and binding on the Tenant

     3.4 If the amount of the Service Charge for the Service Charge Period shall exceed the aggregate of the amounts paid on account thereof for that period the amount of the excess shall be due forthwith on demand from the Tenant but if it shall be less the amount of the overpayment shall be credited to the Tenant against the next quarterly payment of rent and/or Service Charge or (if the Term shall have come to an end) shall be repaid to the Tenant

     3.5 If the Landlord shall make any change to a Service Charge Period such adjustments and apportionments shall be made as shall be fair and reasonable for the purpose of computing the Service Charge

     3.6 The provisions of this paragraph shall continue to apply notwithstanding the expiry or sooner determination of this Lease in respect of any Service Charge Period then current

     3.7 If the Landlord shall incur expenditure forming part of the Service Costs which either is in respect of a matter which has not been taken into account in arriving at the provisional assessment of the Service Charge for that period or is of an amount materially greater than has been allowed in arriving at such provisional assessment the Landlord shall be entitled to recover from the Tenant the due proportion of the whole of such expenditure on the Rent Day next following such expenditure being incurred by the Landlord

4. The Landlord shall be entitled (but not obliged) to include in the Service Costs for any Service Charge Period an amount or amounts which the Landlord reasonably considers appropriate to build up and maintain a sinking fund and/or a reserve fund in accordance with the principles of good estate management and so as to secure so far as may reasonably be practicable that the Service Charge shall be of a regular rather than an irregular amount and that the tenants for the time being of the Building bear a proper part of the accumulating and future liabilities in respect of the matters for which the Service Charge is intended to provide

5. The Landlord shall be entitled to include in the Service Costs a reasonable fee for itself or the cost of employing managing agents for the carrying out and provision of the Services in accordance with this Schedule

6. The Tenant shall not be entitled to object to the Service Charge or any item comprised in the Service Costs or otherwise on any of the following grounds

     6.1 the inclusion in a subsequent Service Charge Period of any item of expenditure or liability omitted from the Service Costs for any preceding Service Charge Period provided that such expenditure shall have been incurred during the Term

     6.2 that any item of the Service Costs might have been provided or performed at a lower cost

     6.3 disagreement with any estimate of future expenditure for which the Landlord requires to make provision so long as the Landlord acts reasonably and in good faith and in the absence of manifest error

     6.4 the manner in which the Landlord exercises its discretion in providing the Services so long as the Landlord acts in good faith and in accordance with the principles of good estate management

     6.5 the employment of managing agents or contractors to carry out and provide on the Landlord's behalf the Services in accordance with this Schedule

7. 7.1 The maximum liability of the Tenant in respect of Service Charge in relation to each Service Charge Period shall not exceed

          7.1.1 in respect of the first Service Charge Period during the Term the sum of Twenty thousand five hundred and sixty-five pounds ((Pounds)20,565) exclusive of VAT

          7.1.2 in respect of each subsequent Service Charge Period a sum (exclusive of VAT) equal to the greater of the maximum sum in respect of the last preceding Service Charge Period and a sum calculated by multiplying the maximum sum in respect of the last preceding Service Charge Period by the last figure of the Index published before the commencement of the Service Charge Period in question and dividing the resultant figure by the last figure of the Index published before the commencement of the last preceding Service Charge period

     7.2  For the purposes of paragraph 7.1

          7.2.1 the "Index" means the Index of Retail Prices (All Items) published by the Central Statistical Office or such other body or government department as is from time to time responsible for publication of such index

          7.2.2 if the basis of computation of the Index is changed the method of calculating the maximum liability shall be kept as nearly consistent as possible by adopting any official method of reconciliation between the two bases as may be published from time to time or (if none is published) such other method of reconciliation as the parties (acting reasonably) may agree

                                    PART 2

                                 ("Services")

1. Maintaining, repairing and cleansing and when the Landlord in its discretion thinks it appropriate so to do amending, altering, reinstating, renewing and rebuilding the Structure and the Conduits save insofar as the same are the responsibility of tenants in the Building

2. Maintaining, repairing, cleansing, paving, lighting and decorating to such standard as the Landlord may from time to time consider appropriate the Retained Parts and the Common Parts and all boundaries of the Building and appurtenances thereto and when the Landlord in its discretion thinks it appropriate so to do amending, altering, reinstating, renewing, and rebuilding the same

3. Inspecting, servicing, maintaining, repairing, amending, overhauling and replacing the Apparatus and all lighting columns, electric lamp standards and associated time switches save insofar as the same are the responsibility of tenants in the Building

4.   Operating the Apparatus so as to provide during the Permitted Hours

     (a) lift services in the Building via the lifts now in the Building or such substituted lifts as the Landlord (in its absolute discretion) may from time to time decide to install

     (b) an adequate supply of hot and cold water to the outlets therefor within the Building

     (c) between l5th September in any year and 15th May in the following year central heating to the Building so as to maintain the same to such temperatures as the Landlord shall in its absolute discretion consider adequate subject to compliance with statutory requirements

5. Supplying necessary washing and toilet requisites in the toilet accommodation in the Building (other than that accommodation which is in the exclusive occupation of any tenant of the Building)

6. Supplying, maintaining, upgrading and renewing any fire alarms, fire prevention and fire fighting equipment for the common benefit of persons resorting to the Building (other than that which exclusively serves the Premises and other parts of the Building let or intended to be let to tenants)

7. Cleaning as frequently as the Landlord shall in its absolute discretion consider adequate the exterior of all windows and window frames of the Building including those in the Retained Parts and the Common Parts

8. (Save insofar as insured under other provisions of this Lease) insuring the Apparatus, the Common Parts and the Retained Parts against the Insured Risks and insuring the Landlord against property owners liability, third party liability and employers liability in respect of the Building and such other risks, perils and contingencies as the Landlord in its absolute discretion shall from time to time deem necessary or expedient and effecting and keeping on foot such maintenance contracts in respect of the Apparatus as the Landlord may from time to time think fit

9. Discharging all charges, assessments and outgoings (including meter charges) for water, electricity, fuel, telephone and public and other statutory utilities consumed on the Retained Parts or used in connection with the provision of any of the services referred to in this part of this Schedule

10. Paying any existing or future taxes, rates, charges, duties, assessments, impositions and outgoings whatsoever in respect of the Common Parts and/or the Retained Parts

11. Collecting and disposing of normal refuse from the Building and the provision, repair, maintenance and renewal of plant and equipment for the collection, treatment, packaging or disposing of refuse

12. Providing, operating, maintaining, repairing, renewing and replacing such security systems for the Building as the Landlord shall in its absolute discretion from time to time determine

13. Providing, maintaining, replacing and renewing any notice boards or direction signs and the like in the Common Parts

14. Providing and maintaining (at the Landlord's absolute discretion) plants, shrubs, trees, garden or grassed areas or landscaped areas and floral decorations in the Common Parts and keeping the same properly maintained and cultivated

15.  Controlling traffic on the roads within the Building

16. Preparing and supplying to tenants and occupiers in the Building copies of regulations made by the Landlord from time to time in relation to the use of the Building or any part of it

17. Employing such staff and personnel as the Landlord shall think fit for the management of the Building (including without prejudice to the generality of the foregoing, the provision of cleaning, security and horticultural services) and so that the costs of such employment shall include not only all such direct costs incurred but also the provision of uniforms, the payment of national insurance contributions and other government levies by reference to employment of personnel, the provision of pensions and payment of training and industrial levies and redundancy payments and any other expenses ancillary to the employment of personnel in connection with the provision of these services

18. Providing, repairing, maintaining, renewing and replacing such plant machinery, equipment and materials as the Landlord in its absolute discretion may consider to be desirable for the proper provision or supply of the services from time to time provided or supplied in accordance with this Schedule

19. Employing and paying the fees of any agents retained by the Landlord to manage the Building and collect the rents thereof (including the preparation of accounts in relation to the Service Charge) and the fees and charges of any accountant, surveyor or other professional adviser employed to certify any matter or thing requiring to be certified for the purpose of any of the provisions of this Schedule

20. Such other services as the Landlord in its absolute discretion shall think proper or beneficial for the better and more efficient management and use of the Building and the comfort and convenience of the generality of the tenants in the Building

And for the purpose of ascertaining the amount of any cost to be included in the Service Costs in respect of any one or more of the Services there shall be included all VAT at the applicable rate incurred or paid by the Landlord in respect of any expenditure in connection with the Services or any of them and the Service Costs may include all costs incurred in taking any steps deemed desirable or expedient by the Landlord for complying with or making any representations against or otherwise contesting the incidence of the provisions of any legislation or orders or statutory requirements thereunder concerning town planning, compulsory purchase, public health highways, streets, drainage or other matters relating to or allegedly relating to the Building for which no tenant of the Building is directly liable under any lease of any part of the Building

                                  SCHEDULE 3

                             Guarantee Provisions
                                    Part 1
                            Guarantor's Obligations

1. That the Tenant will at all times during the Term pay the rents reserved by this Lease on the days and in manner provided for in this Lease and will duly observe and perform all the covenants and conditions contained in this Lease and on the part of the Tenant to be observed and performed and that if the Tenant shall default in any respect to pay the said rents or any of them in the manner aforesaid or to observe and perform the said covenants and conditions or any of them the Guarantor will on demand fully observe, perform and discharge the same or in respect of any judgment or order made against the Tenant AND without prejudice to the generality of the foregoing
                        ---
     the Guarantor HEREBY FURTHER COVENANTS by way of primary obligation and not
                   ------------------------
     merely liability as a guarantor or merely collateral to that of the Tenant to pay and make good to the Landlord forthwith on demand any losses, costs, damages and expenses occasioned to the Landlord arising out of or by reason of any default of the Tenant in respect of any of its obligations under the terms and provisions of this Lease AND any neglect or forbearance on the
                                        ---
     part of the Landlord in enforcing or giving time for or other indulgence in respect of the observance or performance of any of the said agreements provisions and conditions (other than a release given under seal) and any variation of the terms of this Lease shall not release the Guarantor from its liability under the agreement or guarantee on its part contained in this Lease

2    That:

     2.1 if the Tenant shall go into liquidation and the liquidator disclaims this Lease or

     2.2 If the Tenant is dissolved or struck off the register and the Crown disclaims this Lease or

     2.3 if the Tenant ceases for any reason to be or to remain liable under this Lease or to maintain its corporate existence (otherwise than by merger, consolidation or other similar corporate transaction in which the surviving corporation assumes or takes over all the liabilities of the Tenant under this Lease) or

     2.4 if this Lease shall be forfeited the Landlord may within six months following any such event by notice in writing require the Guarantor to enter into a lease in the like form as this Lease for the residue of the Term unexpired at the date of such event (or which but for any such disclaimer, forfeiture or other event would have remained unexpired) but with the Guarantor as tenant thereunder at the same rents and subject to the like covenants, provisions and conditions as are herein contained as a substitute in all respects for the Tenant under this Lease and so that every Review Date thereunder shall occur on the same date as every Review Date hereunder shall occur or would but for any such disclaimer, forfeiture or other event have occurred (the said new lease and the rights and liabilities thereunder to

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

          take effect as from the date of such disclaimer, forfeiture or other event) and the Guarantor shall thereupon execute and deliver to the Landlord a counterpart of the new lease in exchange for the relevant lease executed by the Landlord and contemporaneously therewith the Guarantor as tenant shall pay the first installments of the rents due

                                    Part 2

                                  Agreements

1. The Landlord shall not be obliged before enforcing any of its rights or remedies against the Guarantor to take any proceedings or obtain any judgment against the Tenant in any Court or to make or file any claim in any bankruptcy or liquidation of the Tenant and the terms of this Clause shall be a continuing guarantee and shall remain in full force and effect until each and every part of the obligations and covenants on the part of the Tenant shall have been discharged and performed in full (subject to any release under seal as aforesaid and save as hereinafter provided)

2. The Guarantor shall rank in respect of any sums paid by the Guarantor under this Lease and in respect of any other rights which accrue howsoever to the Guarantor in respect of any sums so paid or liabilities incurred hereunder or in the observance, performance or discharge of the obligations and covenants on the part of the Tenant and be entitled to enforce the same only after all obligations and covenants shall have been observed, performed and discharged in full and the Guarantor shall not

     2.1 seek to recover whether directly or by way of set-off lien counterclaim or otherwise or accept any money or other property or security or exercise any rights in respect of any sum which may be or become due to the Guarantor on account of failure by the Tenant to observe, perform or discharge the said obligations or covenants or the obligations of the Guarantor hereunder from the Tenant or any third party nor

     2.2 claim, prove for or accept any payment in any composition or by winding up or liquidation of the Tenant in competition with the Landlord for any amount whatsoever owing to the Guarantor by the Tenant on any account whatsoever nor

     2.3 exercise any right or remedy in respect of any amount paid by the Guarantor under this Lease or any liability incurred by the Guarantor in observing, performing or discharging the said obligations and covenants on the part of the Tenant and the Guarantor shall not be entitled to any right of proof in the bankruptcy or liquidation of the Tenant or any other right of a guarantor discharging his liability in respect of the said obligations and covenants unless and until all of the same shall first have been paid, observed, performed and discharged in full

3. The liability of the Guarantor under this Lease shall not be released, impaired, diminished or affected by the release of any one or more persons from time to time comprised in the

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

     Guarantor nor by any variation in this Lease with or without the consent of the Guarantor (and whether or not such variation shall increase the liabilities of the Tenant or the Guarantor hereunder) and the obligations on the part of the Guarantor contained in this Lease shall subsist in relation and by reference to the obligations and covenants on the part of the Tenant as from time to time varied

4. To the extent that the Guarantor is entitled to any right of immunity from any judicial proceedings from the granting of any form of relief in any proceedings from attachment of its property or assets or from execution of judgment on the ground of sovereignty or otherwise in respect of any matter arising out of or relating to its obligations under this Lease the Guarantor does hereby and will irrevocably waive such right for the benefit of the Landlord and agrees not to invoke such right against the Landlord and consents to the giving of any such relief or the issue of any such proceedings or process of attachment or execution by the Landlord



                             (EXECUTED (but not delivered until the date
                              --------
                             hereof) as a deed by Advanced Te1ecommunications Modules Limited by the affixing of its Common Seal in the presence of:



                                            Director



                                            Secretary

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